EXHIBIT 4.1 - SPECIMEN STOCK CERTIFICATE

            NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
           INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                           CUSIP NO.____________

NUMBER                                                                    SHARES

                            CHINA TICKET CENTER, INC.
                              ---------------------
                   AUTHORIZED COMMON STOCK: 250,000,000 SHARES
                                PAR VALUE: $.0001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF


               Shares of CHINA TICKET CENTER, INC. Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: ____________________________                   __________________________
                                                                       President

                            CHINA TICKET CENTER, INC.
                                    Corporate
                                      Seal
                                     Nevada
                                      2011
                                      *****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                                   Countersigned Registered:
                                                          (Transfer Agent)


                                                    By__________________________
                                                        Authorized Signature

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______  Custodian ______
TEN ENT - as tenants by the entireties              (cust)        (Minor)
JT TEN  - as joint tenants with right of            under the Uniform Gifts to
survivorship and not as tenants (State)             Minors Act
in common                                        Act____________________________
                                                               (State)

Additional abbreviations may also be used though not in the above list.

     For value
received,_______________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

____________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________________________________ X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: